                        Application for Life Insurance


This application is to: John Hancock Life Insurance Company


Instructions:
       1.  Please print all answers legibly in black ink.
       2.  Please complete only one "Page 2", depending on the plan applied for.
       3. Any change or deletion must be initialed by the Proposed Insured or Applicant.
       4. Part B must be completed on all people proposed for coverage unless they are to be medically examined.

---------------------------------------------------------------------------------------------------------------------------------
Please indicate type of case, complete the necessary section, and enter/send application where indicated.
---------------------------------------------------------------------------------------------------------------------------------
        Type of Application              Complete These Sections                             Enter/Send Application
---------------------------------------------------------------------------------------------------------------------------------
   [_]  New Life Insurance Policy        Part A                                              Enter case into ELUS
                                         Part B (if Nonmedical application)                  (Date entered: ____/____/____)
        Replacement                      Agreement and Signatures
                                         Authorization                                       Send to Underwriting
        Pension Trust                    Page 8
                                         Pages 9-13 (if applicable)
---------------------------------------------------------------------------------------------------------------------------------
   [_]  Term Conversion                  Part A (except Questions 4, 7, and 9 of Box A,      Enter case into ELUS
        (of John Hancock term policies   Box M, and Questions 1, 2, 4, and 5 of Box N)       (Date entered: ____/____/____)
        and riders)                      Part B (if excess amount / riders applied for)
                                         Agreement and Signatures                            Send to Underwriting
                                         Authorization (if excess amounts / riders
                                         applied for)
                                         Page 10
                                         Pages 9-13 (if applicable)
---------------------------------------------------------------------------------------------------------------------------------
   [_]  Rider Addition                   Part A (Boxes A, D, I, J, M, N, O, and S only)      Send to Underwriting
        (to existing policy)             Part B
        Increases in Amount              Agreement and Signatures
        (FlexV, MVL Edge, UL)            Authorization
                                         Page 5
        Option Change 1 to 2             Pages 10-13 (if applicable)
        (FlexV, MVL Edge, UL)            Use Boxes I and J on Page 2
---------------------------------------------------------------------------------------------------------------------------------
   [_]  Change in Rating                 Part A (Box A and S only)                           Send to Underwriting
                                         Part B
                                         Agreement and Signatures
                                         Authorization
                                         Sales Credit
---------------------------------------------------------------------------------------------------------------------------------
   [_]  Contractual Changes              Part A (Box S only)                                 Send to Coverage Changes
        (e.g., Exchange of Existing      Part B (if changing to Lower Premium Plan)
        Policy, Plan Changes,            Agreement and Signatures
        Amount Reductions)               Authorization (if underwriting required)
                                         Sales Credit
        Option Change 2 to 1
        (FlexV, MVL Edge, UL)

         PLEASE COMPLETE ANY SECTION BELOW THAT PERTAINS TO THIS CASE
[LOGO]

POSITIVE ID REQUIRED
Underwriting Requirements
Please indicate which underwriting requirements have been ordered.
                                         --------------------------------------
                                             Proposed Insured          Spouse
-------------------------------------------------------------------------------
Paramedical or Medical Exam                        [_]                   [_]
-------------------------------------------------------------------------------
APS in lieu of exam                                [_]                   [_]
-------------------------------------------------------------------------------
APS                                                [_]                   [_]
-------------------------------------------------------------------------------
Blood Sample/Urinalysis                            [_]                   [_]
-------------------------------------------------------------------------------
Inspection Report                                  [_]                   [_]
-------------------------------------------------------------------------------
EKG                                                [_]                   [_]
-------------------------------------------------------------------------------
Oral Fluid Test                                    [_]                   [_]
-------------------------------------------------------------------------------
Other                                              [_]                   [_]
-------------------------------------------------------------------------------
1035 Exchange

This checklist is meant to serve as a quick reference for 1035 Exchanges. For more detail, please refer to your Market Conduct Manual. Policyholder Replacement forms (PRQ) are needed for either Internal or External 1035 Replacements. Is an illustration reflecting a 1035 Exchange attached? Replacement forms need to be dated on or before this application date.

-----------------------------------------------------------------------------------------------------------------------------------
1035 Internal Replacement
-----------------------------------------------------------------------------------------------------------------------------------
Are the Replacement Forms required by the applicable state attached?                                                          [_]
-----------------------------------------------------------------------------------------------------------------------------------
Is the original policy or policies being replaced attached?                                                                   [_]
-----------------------------------------------------------------------------------------------------------------------------------
Is the completed Surrender Form attached?                                                                                     [_]
-----------------------------------------------------------------------------------------------------------------------------------
Is Form 473R Please Transfer My Money (one per policy) attached?                                                              [_]
-----------------------------------------------------------------------------------------------------------------------------------
Have Application questions 3a and 3b, Page 4, Box N been completed?                                                           [_]
-----------------------------------------------------------------------------------------------------------------------------------
Does the illustration include the 1035 Exchange adjusted 7-pay premium worksheet?                                             [_]
-----------------------------------------------------------------------------------------------------------------------------------
If the new policy is a Modified Endowment (MEC), has page 11 of the application been signed?                                  [_]
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1035 External Replacement May Not Be Prepaid
-----------------------------------------------------------------------------------------------------------------------------------
Are the Replacement Forms required by the applicable state attached?                                                          [_]
-----------------------------------------------------------------------------------------------------------------------------------
Is the external policy or policies being replaced attached?                                                                   [_]
-----------------------------------------------------------------------------------------------------------------------------------
Form 17010 Exchange Of Life Insurance Under Internal Revenue Code Section 1035(a) (one per policy) attached?                  [_]
-----------------------------------------------------------------------------------------------------------------------------------
Have Application questions 3a and 3b, Box N been completed?                                                                   [_]
-----------------------------------------------------------------------------------------------------------------------------------
Does the illustration include the 1035 Exchange adjusted 7-pay premium worksheet?                                             [_]
-----------------------------------------------------------------------------------------------------------------------------------
If the new policy is a Modified Endowment (MEC), has page 11 of the application been signed?                                  [_]
-----------------------------------------------------------------------------------------------------------------------------------

MILITARY CASES

 1.Permanent U.S. Residence_____________________________________________________

 2.Pay Grade ________ 3. Soc Sec. or ID# of person entering allotment___________
   _____________________________________________________________________________

 4.Anticipated date of discharge or retirement ____________month____________year

 JUVENILE OR CHILDREN'S INSURANCE

 1.Did you see the Proposed Insured/Child?     [_] Yes [_] No (If not, explain
                                               on additional sheet of paper.)

 2.With whom does Proposed Insured/Child reside?  Name _________________________

   Relationship to Proposed Insured/Child_______________________________________

 3.Is Proposed Insured in school?   [_] Yes (Grade ____________) [_] No
 4.Amount of life insurance in force or applied for on the: Father $ __________
   Mother $ ________________
 5.Are all siblings under age 15 insured for at least this amount? [_] Yes
   [_] No (If not, explain on additional sheet of paper.)

ALTERNATE PREMIUM PAYMENT PLAN POLICIES (TRADITIONAL ONLY)

 1.Alternate premium payment plan testing should begin at year
   ______________(Same year should be indicated on page 9.)

 2.Has the Policyowner read and signed page 9 of this
   application? [_] Yes    [_] No

MODIFIED ENDOWMENTS

 1.Does the sales illustration show that the policy applied
   for is a Modified Endowment Contract (MEC)?                  [_] Yes  [_] No
 2.If yes, has the Policyowner signed the MEC Acknowledgment
   Form on Page 11?                                             [_] Yes  [_] No

                                        Part A Statements to the Company's Agent
--------------------------------------------------------------------------------
A.  PROPOSED INSURED
--------------------------------------------------------------------------------
1.  Name of Proposed Insured:         10. Address ______________________________
                                                    STREET ADDRESS
    First___________________ MI ____      ______________________________________
    Last ___________________________      CITY              STATE            ZIP
                                      11. Home Phone (_____)____________ - _____
2.  Sex [_] Male [_] Female           12. Work Phone (_____)____________ - _____

3.  Date of Birth____/____/____       13. Best time and place for Underwriting
                                          to call (in Proposed Insured's local
4.  Place of                              time zone) __________________________
    Birth __________________________
           STATE         COUNTRY,
                       IF NOT U.S.A.  14. Does the Proposed Insured smoke
                                          cigarettes or use any other tobacco
                                          product, i.e., pipes, snuff, cigars,
                                          chewing tobacco, etc. [_] Yes  [_] No
5. Soc. Sec. Number_________ -
   _________- _________

6. Drives'License #:__________________ If Yes:__________________________________
   State: ________                                 product          frequency

7.   Height_______ft.  _____in.        If No, is the Proposed Insured a former
                                       tobacco user?    [_] Yes   [_] No
8.   Weight ________ lbs.

9.  Occupation ______________________  If Yes: _________________________________
    Military Pay Grade                             product      date last used
    (if applicable) ---- -----
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
B. BENEFICIARY OF PROCEEDS PAYABLE IN THE EVENT OF THE INSURED'S DEATH
--------------------------------------------------------------------------------
PRIMARY: Please indicate full name and relationship to the Proposed Insured.

--------------------------------------------------------------------------------
CONTINGENT: Please indicate full name and relationship to the Proposed Insured.

Proceeds at death of any person other than the Proposed Insured shall be paid as provided in the applicable benefit provision.The right is reserved to the Owner to change the Beneficiary of any proceeds.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
C. COMPLETE THIS BOX ONLY IF OWNER IS NOT THE PROPOSED INSURED
--------------------------------------------------------------------------------
1. Owner Name (First, MI, Last) or name   5.  Date of Birth ____/____/____
   of trust or corp.(if more space is
   needed, use Special Request box and
   check here [_])                        6.  Address __________________________
                                                      STREET ADDRESS
2. Soc. Sec. Number _________ -
   _________ - _________                  ______________________________________
                                           CITY            STATE             ZIP
   (or Tax ID Number _________________)
                                          7 a.(If PI is under age 15) Contingent
3.  Occupation                            Owner name and relationship to
                                          Proposed Insured (if none, leave
                                          blank)_______________________________
4.  Relationship to Proposed Insured
    __________________________________    7b. Contingent Owner Age ____________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
D. COMPLETE THIS BOX ONLY IF SPOUSE, APPLICANT OWNER, OR CHILDREN'S RIDERS
   DESIRED
--------------------------------------------------------------------------------
 1.Please give the following information for all (other than Proposed Insured) being proposed for insurance, or Applicant Owner if Applicant Waiver is applied for. If Children's Insurance is applied for, give names of Proposed Insured's children, adopted children, and stepchildren under age 15. If any child under age 15 is omitted, give name and explain why in Box S on Page 5.

-----------------------------------------------------------------------------------------------------------------------------
   First Name         MI        Last Name          D.O.B.        Height     Weight       Relationship to      Present Total
                                                               (ft./in.)    (lbs.)      Proposed Insured     Life Insurance
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

2a. Spouse's Driver's License No. __________________ State ______
    Military Pay Grade (if applicable) __ __

2b. Spouse's Soc. Sec. Number _________ - _________ - _________
    3. Spouse's Occupation_____________________________________

4. Does the Spouse smoke cigarettes or use any other tobacco product, i.e., cigars, pipes, snuff, chewing tobacco, etc.?
    [_] Yes [_] No If Yes, product and frequency? ____________________________
    __________________Frequency If No, is the Spouse a former tobacco user?
    [_] Yes [_] No If Yes: product and date last used: _______________________

5. Spouse's Place of Birth: State: _____________ Country, if not USA: __________
--------------------------------------------------------------------------------

                                        Part A Statements to the Company's Agent

--------------------------------------------------------------------------------
PLEASE COMPLETE THIS PAGE IF WHOLE LIFE ("TRADITIONAL") or TERM IS DESIRED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
E. PLAN
--------------------------------------------------------------------------------
[_] Modified Premium Whole Life       [_] Indeterminate Premium Yearly
                                          Renewable Term: Decreasing
[_] Level Premium Whole Life              Interest Rate_______%;  Term_____years

[_] 10/15/20 (circle one) Year        [_] Other (specify)_______________________
    Level Premium Term

[_] Indeterminate Premium Yearly
    Renewable Term: Level
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
F. SUM INSURED
--------------------------------------------------------------------------------
$
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
G. PAYMENT DETAILS
--------------------------------------------------------------------------------
1. Premium billing interval            2.  Do you elect to have overdue premiums
                                           automatically paid, if and when
   [_] Annual      [_] Semiannual          applicable and available, by:

   [_] Quarterly   [_] Monthly             a. Dividend values?   [_] Yes  [_] No
                       (automatic
                        deduction)         b. Policy value loan? [_] Yes  [_] No

   [_] Employee Consultation
       (Case #________)

   [_] Other
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
H. DIVIDEND OPTION ELECTION (Whole Life only. If AIP Rider is elected in Box I below, do not choose a dividend option.)
--------------------------------------------------------------------------------
Select one of the 15 options in this box for Whole Life only. THESE OPTIONS ARE NOT AVAILABLE IF AIP RIDER IS ELECTED - ONLY OPTIONS "V" OR "LV" ARE AVAILABLE AND MUST BE SELECTED IN BOX 1 BELOW.

                                                                    [_]  BC.  Applied to premium, balance left on deposit

[_]  A.   Taken in cash                                             [_]  BD.  Applied to premium, balance to buy paid-up insurance
[_]  B.   Applied to premium                                        [_]  BI.  Applied to premium, balance to repay loan and then buy
[_]  C.   Left on deposit                                                     paid-up insurance
[_]  D.   Buy paid-up insurance                                     [_]  EA.  Buy one-year term, balance in cash
[_]  LA.  Levelize premium, balance in cash                         [_]  EB.  Buy one-year term, balance to reduce premium
[_]  LC.  Levelize premium, balance left on deposit                 [_]  EC.  Buy one-year term, balance left on deposit
[_]  LD.  Levelize premium, balance to buy paid-up insurance        [_]  ED.  Buy one-year term, balance to buy paid-up insurance
[_]  LI.  Levelize premium, balance to repay loan and then buy paid-up insurance

--------------------------------------------------------------------------------
I.RIDERS ON PROPOSED INSURED
--------------------------------------------------------------------------------

[_] Accidental Death Benefit $ _______________________                 [_] Paid-Up Insurance (PUI)
[_] YRT Level Death Benefit $ ________________________                     [_] Lump Sum Payment (Option 1) $ ______________________
[_] YRT Decreasing Death Benefit $ ___________________                     [_] Level Annual Premium (Option 2)
    Interest Rate_________%;         Term________ years                         $ _________ per year for _________ years
[_] Additional Insurance Protection (AIP)                                  [_] Modified fill-in premium for 5 years (Option 3)
    Premium $____________  Face amount $_______________                 [_] Living Care Benefit (Accelerated Death Benefit)
    Optional Lump Sum $ _______________________________                 [_] Disability_Waiver of Premiums
    [_] AIP Levelized Premium Option                                    [_] Insurance of Insurability, Purchase Limit $_____________
    [_] AIP Cost Recovery Option; _________years,__________%            [_] Other Available Riders (please specify)_________________
    [_] AIP Increase Option; ________ years, __________%                    ________________________________________________________
Dividend Option Election for AIP rider: (choose one)                        ________________________________________________________
    [_] V. Funds AIP Rider
    [_] LV. Levelize premium, balance to fund AIP Rider

--------------------------------------------------------------------------------
J. RIDERS ON OTHER THAN PROPOSED INSURED
--------------------------------------------------------------------------------
(Please be sure info on any person proposed      [_] Applicant's Disability
for insurance is on Page 1,Box D.)                   Waiver of Premiums

[_] Children's Insurance $_________________      [_] Other Available Riders
                                                     (please specify)
[_] YRT Level on Spouse $ _________________

[_] YRT Decreasing on Spouse $ ____________       _____________________________

    Interest Rate ______%;  Term ______ years     _____________________________

                                                  _____________________________

--------------------------------------------------------------------------------
                           Page 2 (Traditional/Term)

                                        Part A Statements to the Company's Agent

--------------------------------------------------------------------------------
     PLEASE COMPLETE THIS PAGE IF MEDALLION GOLD UNIVERSAL LIFE IS DESIRED
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
E. PLAN
------------------------------------------------------------------------------------------------------------------------------------

[_] Flexible Premium Universal Life                             [_] Other (specify) ________________________________________________

----------------------------------------------------------------    ----------------------------------------------------------------
F. BENEFITS                                                         G. PAYMENT DETAILS
----------------------------------------------------------------    ----------------------------------------------------------------

1. Sum Insured at Issue $____________________________               1.   Premium Billing Interval (Choose One)
                                                                             [_] Annual       [_] Semiannual
2. Death Benefit Option (choose one)                                         [_] Quarterly    [_] Monthly (automatic deduction only)
    [_] Option A - Sum Insured at Issue                                      [_] Employee Consultation (Case # _________)
    [_] Option B - Sum Insured plus Account Value                        [_] Other _________________________

3.  Death Benefit Flexibility, (check if desired)                   2.   Planned Premium (Check a or b)
                                                                         a. [_]  $ ____________ annually for ____________ year(s)
a. Check no more than one of the following:                                      Optional: Annual Increase of ________ % OR
    [_] Sum Insured at Issue increasing by                                       $ ____________ annually for ________ year(s)
        [_] ______ % at issue or  [_] $ _____ per year                      Additional first year Planned Premium $____________
        for [_] life of policy or [_] _______ policy years
                                              (level thereafter)         b. [_]  Customize Schedule (list by policy years):

    [_] Customized Schedule                                                      Policy Year(s)               Planned Premium Amount
    (beginning after first policy year, list by policy year,                     --------------               ----------------------
    or years, Sum Insured Schedule may not decrease):
    Insured Schedule may not decrease):                                          _____ - _____                $ ____________     (1)
                                                                                 _____ - _____                $ ____________     (2)
            Policy Year(s )       Increase Amount                                _____ - _____                $ ____________     (3)
            --------------        ---------------                                _____ - _____                $ ____________     (4)
                                                                                 _____ - _____                $ ____________     (5)
            _____ - _____         $ ____________      (1)                        _____ - _____                $ ____________     (6)
            _____ - _____         $ ____________      (2)                        _____ - _____                $ ____________     (7)
            _____ - _____         $ ____________      (3)                        _____ - _____                $ ____________     (8)
            _____ - _____         $ ____________      (4)                        _____ - _____                $ ____________     (9)
            _____ - _____         $ ____________      (5)                        _____ - _____                $ ____________    (10)
            _____ - _____         $ ____________      (6)                      (If more space is needed, attach separate schedule.)
            _____ - _____         $ ____________      (7)           ----------------------------------------------------------------
            _____ - _____         $ ____________      (8)
            _____ - _____         $ ____________      (9)
            _____ - _____         $ ____________     (10)
         (If more space is needed, attach separate schedule.)

b.  [_] Premium Cost Recovery
        [_] life of policy or     [_] ______ policy years

        Optional: Recovery increase percentage ________%

                  Recovery increase years ______________
                          (level thereafter)

--------------------------------------------------------
H. RIDERS ON PROPOSED INSURED
--------------------------------------------------------

[_] Disability Waiver of Monthly Charges
[_] Living Care Benefit (Accelerated Death Benefit)
[_] Four Year Level Term $ __________________________
[_] Other Available Riders (please specify)
    _________________________________________________
    _________________________________________________
    _________________________________________________

----------------------------------------------------------------

                    Page 2 (Medallion Gold Universal Life)

                                        Part A Statements to the Company's Agent

--------------------------------------------------------------------------------
                 PLEASE COMPLETE THIS PAGE IF FlexV IS DESIRED
--------------------------------------------------------------------------------

--------------------------------------------------------------    -------------------------------------------------------------
E.   PLAN                                                         F.  PAYMENT DETAILS
--------------------------------------------------------------    -------------------------------------------------------------

Scheduled Premium Variable Whole Life Insurance (FlexV)           1.  [_] Annual     [_] Semiannual

                                                                      [_] Quarterly  [_] Monthly (automatic deduction only)
--------------------------------------------------------------
                                                                      [_] Employee Consultation (Case #________)
--------------------------------------------------------------

--------------------------------------------------------------
G.   SUM INSURED                                                      [_] Other______________________
--------------------------------------------------------------
$ ______________________________________
--------------------------------------------------------------
                                                                  2.  Do you elect to have premiums paid  [_] Yes  [_] No
                                                                      by automatic loan?
--------------------------------------------------------------
H.   DEATH BENEFIT OPTION                                         3.  Planned Premium $ ________________(Enter annual amount)
--------------------------------------------------------------        Optional: Annual Increase at___________% OR
[_] Option 1:  Level Death Benefit (Guideline Premium Test)           $__________ annually for__________ years

[_] Option 2:  Variable Death Benefit (Guideline Premium Test)    4.  Planned First Year Lump Sum $________________
                                                                      (in addition to amount indicated in #3.)
[_] Option 3:  Level Death Benefit with Greater Funding
               (Cash Value Accumulation Test)
______________________________________________________________    ___________________________________________________________

--------------------------------------------------------------   ------------------------------------------------------------
I.   RIDERS ON PROPOSED INSURED                                   J.  RIDERS ON OTHER THAN PROPOSED INSURED
--------------------------------------------------------------    -----------------------------------------------------------
[_]  Disability Payment of Required Premiums                          (Please be sure information on any person proposed
                                                                      for insurance is completed on Page 1, Box D.)

[_]  Accidental Death Benefit $ _________________________         [_] Children's Insurance $ ____________________

[_]  Living Care Benefit (Accelerated Death Benefit)              [_] YRT Level on Spouse $  ____________________

[_]  Premium Cost Recovery (YRT Death Benefit)                    [_] YRT Decreasing on Spouse $ ________________
         Term __________ years                                        Interest Rate ______%; Term ______years
         Interest Rate __________ % (Optional)

[_]  Renewable Term Riders $ ____________________________         [_] Applicants Disability Payment of Required Premiums

         (Choose one of the following):                           [_] Other Available Riders (please specify)

         [_] YRT Level Death Benefit                                  ________________________________________________

         [_] YRT Target Term                                          ________________________________________________

         [_] YRT Increasing Death Benefit                             ________________________________________________
                  Interest Rate______%; Term______years

         [_] YRT Decreasing Death Benefit
                  Interest Rate______%; Term______years

         [_] Other Available Riders (please specify)

         ________________________________________________

         ________________________________________________

______________________________________________________________    ___________________________________________________________

      Variable Investment Option section (K) on page 3 must be completed

                                Page 2 (FlexV)

                                        Part A Statements to the Company's Agent

PLEASE COMPLETE THIS PAGE IF MEDALLION VARIABLE UNIVERSAL LIFE EDGE IS DESIRED

E. PLAN                                                               F. PAYMENT DETAILS
                                                                      1. Premium Billing Interval
Medallion Variable Universal Life Edge                                      [_] Annual       [_] Semiannual
------------------------------------------------------------------
                                                                            [_] Quarterly    [_] Monthly (automatic deduction only)
D. BENEFITS
                                                                            [_] Monthly - EC Case #_________
1. Basic Sum Insured (BSI) $ ________________________

2. Death Benefit Option (choose one)                                  2. Planned Premium
   [_] Option A - Sum Insured only                                       (Check a or b, or Guaranteed Death Benefit Premium will be billed.)
   [_] Option B - Sum Insured plus Account Value
                                                                         a. [_] $ ___________ annually for ____________ year(s)
3. Life Insurance Definition
   [_] Cash Value Accumulation Test (must select Option A)                  Additional first year Planned Premium $ ____________

   [_] Guideline Premium Test                                            b. [_] Customized Schedule (list by policy year or years):

4. Additional Benefits                                                          Policy Year(s)      Planned Premium Amount
   [_] Additional Sum Insured (check no more than one, if desired)              --------------      ----------------------

       [_] Level Additional Sum Insured of $ __________for life                 _____ - _____       $ ____________     (1)

       [_] Initial Additional Sum Insured of $ ________________                 _____ - _____       $ ____________     (2)
       with Total Sum Insured increasing by:
                                                                                _____ - _____       $ ____________     (3)
       [_] ______ % or               [_] $_____
       per year for life of policy OR                                           _____ - _____       $ ____________     (4)
       [_] ______ policy years(level thereafter)
   [_] Customized Level or Increasing Schedule                                  _____ - _____       $ ____________     (5)
   (list by policy year or years, ASI amount may not decrease):
                                                                                _____ - _____       $ ____________     (6)
           Policy Year(s)                ASI Amount
           --------------                ----------                             _____ - _____       $ ____________     (7)

           _____ - _____                 $  ____________ (1)                    _____ - _____       $ ____________     (8)

           _____ - _____                 $  ____________ (2)                    _____ - _____       $ ____________     (9)

           _____ - _____                 $  ____________ (3)                    _____ - _____       $ ____________     (10)
                                                                               (If more space is needed, attach separate schedule.)
           _____ - _____                 $  ____________ (4)

           _____ - _____                 $  ____________ (5)

           _____ - _____                 $  ____________ (6)

           _____ - _____                 $  ____________ (7)

           _____ - _____                 $  ____________ (8)

           _____ - _____                 $  ____________ (9)

           _____ - _____                 $  ___________ (10)

           (If more space is needed, attach separate schedule.)
   [_] Premium Cost Recovery for life of policy
   [_] Optional:  Recovery increase percentage __________%
   [_] Optional:  Recovery increase years ________________
       (level thereafter)

------------------------------------------------------------------    --------------------------------------------------------------

H. RIDERS ON PROPOSED INSURED                                         I. RIDERS ON OTHER THAN PROPOSED INSURED

[_] Living Care Benefit (Accelerated Death Benefit)                   [_] Childrens's Insurance $ ____________________
[_] Accidental Death Benefit $ ______________________
[_] Other Available Riders (please specify)                           [_] Other Available Riders (please specify)

   __________________________________________________                       __________________________________________________
   __________________________________________________                       __________________________________________________
   __________________________________________________                       __________________________________________________
   __________________________________________________                       __________________________________________________
   __________________________________________________                       __________________________________________________
------------------------------------------------------------------    --------------------------------------------------------------

      Variable Investment Option section (K) on page 3 must be completed

                               Page 2 (MVL Edge)

                                        Part A Statements to the Company's Agent

--------------------------------------------------------------------------------
PLEASE COMPLETE THIS PAGE IF MEDALLION VARIABLE UNIVERSAL LIFE PLUS IS DESIRED
--------------------------------------------------------------------------------

-----------------------------------------------------------------------   ----------------------------------------------------------
 E.   PLAN                                                                F.  PAYMENT DETAILS
-----------------------------------------------------------------------   ----------------------------------------------------------

 Medallion Variable Universal Life Plus                                   1.  Premium Billing Interval
                                                                              [_] Annual      [_] Semiannual
                                                                              [_] Quarterly   [_] Monthly (automatic deduction only)

-----------------------------------------------------------------------
 D.   BENEFITS                                                                [_] Monthly - EC Case #_________
-----------------------------------------------------------------------

 1.   Basic Sum Insured (BSI) $________________________
 2.   Death Benefit Option (choose one)                                   2.  Planned Premium
                                                                              (Check a or b, or Guaranteed Death Benefit Premium
      [_] Option A - Sum Insured only                                         will be billed.)
                                                                              a. [_] $ ____________ annually for __________ year(s)
      [_] Option B - Sum Insured plus Account Value                                  Optional:  Annual Increase of ________ % OR
                                                                                      $ ____________ annually for year(s)
 3.   Life Insurance Definition                                                  Additional first year Planned Premium $____________
      [_] Cash Value Accumulation Test (must select Option A)
      [_] Guideline Premium Test                                              b. [_] Customized Schedule (list by policy year or
                                                                                     years):
 4.   Additional Benefits
      [_] Additional Sum Insured (check no more than one, if desired)            Policy Year(s)           Planned Premium Amount
          [_] Level Additional Sum Insured of $ __________for life               --------------           ----------------------
          [_] Initial Additional Sum Insured of $ ________________               _____ - _____            $ ____________   (1)
          with Total Sum Insured increasing by:                                  _____ - _____            $ ____________   (2)
          [_] ______ % or [_] $_____                                             _____ - _____            $ ____________   (3)
          per year for life of policy OR                                         _____ - _____            $ ____________   (4)
          [_] ______ policy years (level thereafter)                             _____ - _____            $ ____________   (5)
      [_] Customized Level or Increasing Schedule                                _____ - _____            $ ____________   (6)
      (list by policy year or years, ASI amount may not decrease):               _____ - _____            $ ____________   (7)
                                                                                 _____ - _____            $ ____________   (8)
          Policy Year(s)              ASI Amount                                 _____ - _____            $ ____________   (9)
          --------------              ----------                                 _____ - _____            $ ____________   (10)
          _____ - _____               $ ____________ (1)                         (If more space is needed, attach separate
          _____ - _____               $ ____________ (2)                         schedule.)
          _____ - _____               $ ____________ (3)
          _____ - _____               $ ____________ (4)
          _____ - _____               $ ____________ (5)
          _____ - _____               $ ____________ (6)
          _____ - _____               $ ____________ (7)
          _____ - _____               $ ____________ (8)
          _____ - _____               $ ____________ (9)
          _____ - _____               $ ____________ (10)
          (If more space is needed, attach separate schedule.)

      [_] Premium Cost Recovery for life of policy

      [_] Optional:  Recovery increase percentage ________%

      [_] Optional: Recovery increase years ______________
          (level thereafter)

-----------------------------------------------------------------------   ----------------------------------------------------------

-----------------------------------------------------------------------   ----------------------------------------------------------
 H.   RIDERS ON PROPOSED INSURED                                          I.  RIDERS ON OTHER THAN PROPOSED INSURED
-----------------------------------------------------------------------   ----------------------------------------------------------

 [_]  Disability Waiver of Monthly Charges                                [_] Children's Insurance $ ____________________

 [_]  Living Care Benefit (Accelerated Death Benefit)                     [_] Other Available Riders (please specify)

 [_]  Accidental Death Benefit $ __________________________                   __________________________________________________
                                                                              __________________________________________________
 [_]  Other Available Riders (please specify)                                 __________________________________________________
      _____________________________________________________                   __________________________________________________
      _____________________________________________________                   __________________________________________________
      _____________________________________________________                   __________________________________________________
      _____________________________________________________
-----------------------------------------------------------------------   ----------------------------------------------------------

      Variable Investment Option section (K) on page 3 must be completed

                               Page 3 (MVL PLUS)

                                        Part A Statements to the Company's Agent

-----------------------------------------------------------------------------------------------------------------------------
                                       THIS PAGE MUST BE COMPLETED FOR ALL VARIABLE PRODUCTS
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
E. PLAN
-----------------------------------------------------------------------------------------------------------------------------
Choose One:

[_] Scheduled Premium Variable Whole Life Insurance (FlexV)          [_] Medallion Variable Universal Life Edge (MVL Edge)

[_] Other _________________________________________________
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
K. VARIABLE INVESTMENT OPTIONS
-----------------------------------------------------------------------------------------------------------------------------

                                             Percentages must be Whole and Total 100%

Equities (Large Cap)                  International/Global Equities           Available to MVL Plus/Edge Applicants
_______% Growth & Income              _______% Emerging Markets Equity        Only
_______% Equity Index                 _______% Global Balanced                _______% Fundamental Growth
_______% Large Cap Value              _______% International Equity Index     _______% Large Cap Aggressive Growth
_______% Large Cap Growth             _______% International Opportunities    _______% Large Cap Value CORE
Equities (Mid Cap)                    Bonds                                   _______% Fidelity VIP Contrafund(R)
_______% Mid Cap Growth               _______% Short-Term Bond                _______% Fidelity VIP Growth(R)
                                      _______% Bond Index                     _______% MFS(R)New Discovery Series
Equities (Small/Mid Cap)              _______% Global Bond                    _______% Janus Aspen Worldwide
_______% Small/Mid Cap CORE           _______% Active Bond                             Growth
_______% Small/Mid Cap Growth         _______% High Yield Bond                _______% AIM V.I.Value
Equities (Small Cap)                  Cash Equivalents/Fixed Account          _______% Small Cap Value
_______% Small Cap Equity                                                     _______% V.A. Strategic Income
_______% Small Cap Growth             _______% Money Market                   _______% Large/Mid Cap Value
                                      _______% Fixed Account*                 _______% Health Sciences
Other                                                                         _______% V.A. Financial Industries
_______% Managed                                                              _______% AIM V.I. Growth
_______% Real Estate Equity                                                   _______% International Equity
                                                                              _______% V.A. Relative Value
                                                                              _______% MFS(R) Investors Growth Stock
                                                                              _______% MFS(R) Research Series
                                                                              _______% Janus Aspen Global Tech




* Liquidity restrictions apply when allocating funds to the Fixed Account
1.  Have you received a prospectus for the policy applied for? (If
    YES, Prospectus Date: __________________)                                                     [_]     Yes   [_] No

2.  Do you understand that the amount of Death Benefit above any Guaranteed
    Minimum Death Benefit and the entire amount of the Account Value may
    increase or decrease depending on investment experience?                                      [_]     Yes   [_] No

3.  Is the policy and allocation of subaccounts in accord with your insurance
    objectives and your anticipated financial needs?                                              [_]     Yes   [_] No

4.  Have you received an illustration of benefits based on your Planned Premium?                  [_]     Yes   [_] No

--------------------------------------------------------------------------------

                     Page 3 (Variable Investment Options)

                      THIS PAGE LEFT INTENTIONALLY BLANK

                                        Part A Statements to the Company's Agent

------------------------------------------------------------------------------------------------------------------------------------
M.  UNDERWRITING INFORMATION ("Any person" means any person being proposed for insurance on this Part A.)
------------------------------------------------------------------------------------------------------------------------------------
1.  Has any person done in the past three years, or intend to do any:
          a. flying except as a passenger on regularly scheduled airlines?
             (If yes, please complete aviation questionnaire.)                                   [_] Yes                [_] No

          b. skin/scuba diving, parachuting, motorized racing, or other hazardous sports?
             (If yes, please complete avocation questionnaire.)                                  [_] Yes                [_] No
2.  In the past five years, has any person been convicted of reckless driving or
    driving under the influence or had a driving license suspended or revoked?                   [_] Yes                [_] No

3.  In the past three years has any person been convicted of two or more motor
    vehicle moving violations?                                                                   [_] Yes                [_] No

4.  In the past 10 years has any person been convicted for the violation of any
    criminal law?                                                                                [_] Yes                [_] No

5.  Does any person intend to reside or travel outside the U.S. or Canada?                       [_] Yes                [_] No

If any of questions 2-5 are answered "yes", please explain: _____________________________________________________________________
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
N.  OTHER INSURANCE / REPLACEMENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
1.  Give information indicated as to all insurance in force on any person proposed for insurance, including term riders.

---------------------------------------------------------------------------------------------------------------------------------
Company                  Issue Year            Plan              Amount              ADB Amount               Business Insurance?
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               [_] Yes    [_] No
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               [_] Yes    [_] No
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               [_] Yes    [_] No
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               [_] Yes    [_] No
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               [_] Yes    [_] No
---------------------------------------------------------------------------------------------------------------------------------
2.  Is any other insurance application now pending or
    contemplated on the life of any person proposed for insurance?                                         [_] Yes        [_] No
    If yes, which person(s)? ____________________________________________________________________________________________________
    What company(ies)/amounts? __________________________________________________________________________________________________

3a. Is the insurance applied for intended to replace or change any life insurance or annuity now in force on any person proposed for insurance?
    (If yes, give writing company of insurance being replaced, policy number, and insurance amount.)       [_] Yes        [_] No

---------------------------------------------------------------------------------------------------------------------------------
Company                  Policy #              Amount            Company             Policy #                 Amount
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

3b. Check this box if this case is a 1035 exchange. [_] (Please refer to inside front cover for 1035 Exchange Guidelines.)
4.  Is Disability Insurance with Provident or Long Term Care Insurance with the Company currently being applied for?

    [_] No       [_] Yes, DI (Date of application __________________) [_] Yes, LTC (Date of application ________________________)

5.  Has any application for life, disability, or health insurance on any person being proposed for insurance ever been declined, postponed, or modified?
    (If "Yes", give most recent company, including John Hancock.) ______________________________________   [_] Yes        [_] No
                                                                    COMPANY          APPROXIMATE DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
O.  PLEASE COMPLETE THIS BOX ONLY IF ADVANCE PAYMENT IS BEING MADE
------------------------------------------------------------------------------------------------------------------------------------

1.  How much advance payment is included with this Part A? $ ___________________________________________________________________
    (Write check to John Hancock Life. 1035 external replacements may not be prepaid.)

--------------------------------------------------------------------------------

                                        Part A Statements to the Company's Agent

 P. CUSTOM DATING (optional)

 If no other date request is indicated, our regular dating practices will apply.

     [_] Back date to save age     [_] Date of Issue ______ / ______ / ______

 (FlexV Date of Issue may not be earlier than the Part A date.)

--------------------------------------------------------------------------------


 R. CONVERSION DETAILS Note: Complete this box only for conversion of Term Insurance, Children's Insurance, or Purchase Options (I of I, SPB, PPB).

 1. [_] This is a         [_] Full       [_] Partial       Term Conversion from:

 -----------------------------------------------------------------------------------------------------------------------
  a. Policy Number              Conversion Type                Amount Converted              Amount Remaining In Force
 -----------------------------------------------------------------------------------------------------------------------
                                Base Policy Amount
                               -----------------------------------------------------------------------------------------
  #                             _____________Rider
 -----------------------------------------------------------------------------------------------------------------------
                                _____________Rider
 -----------------------------------------------------------------------------------------------------------------------
  b. Policy Number              Conversion Type                Amount Converted              Amount Remaining In Force
 -----------------------------------------------------------------------------------------------------------------------
                                Base Policy Amount
                               -----------------------------------------------------------------------------------------
  #                             _____________Rider
 -----------------------------------------------------------------------------------------------------------------------
                                _____________Rider
 -----------------------------------------------------------------------------------------------------------------------

 2. [_] Conversion of Children's Insurance from Policy # ________________________________________

 3. [_] This is an election under [_] 1of1 [_] SPB [_] PPB from Policy # ________________________________________

    [_]  Regular Purchase Date, OR [_] Alternate Purchase Date because of _______________on ______ / ______ /________

 4. Is Insured now totally disabled, or is Insured receiving any payments for sickness or injury? [_] Yes [_] No

    (If yes, give details in Box S below.)
------------------------------------------------------------------------------------------------------------------------------


 S. SPECIAL REQUESTS

 [_] Please change Answer _____________ in Box _____________ on Page _____________ of this Part A to read:

 ______________________________________________________________________________________________________________
 ______________________________________________________________________________________________________________

 [_] Conversion - Benefits Carried Over                [_] Conversion - Preferred Requested

 [_] Contractual Change Request                        Please change Policy Number_______________ as follows:

 ______________________________________________________________________________________________________________
 ______________________________________________________________________________________________________________
 ______________________________________________________________________________________________________________

 [_] Change Planned Premium, if applicable, for above contractual change. (FlexV, MVL, UL only)

 [_] Other special requests:

 ______________________________________________________________________________________________________________
 ______________________________________________________________________________________________________________
 ______________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------

                                        Part B Statements to the Company's Agent

-------------------------------------------------------------------------------------------------------------------------------
COMPLETE FOR NON-MEDICAL APPLICATIONS ONLY
-------------------------------------------------------------------------------------------------------------------------------
Please give full details below for every "Yes" answer to Questions 1-6 below as to each person proposed for insurance, who is referred to below as "any person".
Be sure to include the names/addresses of any treatment providers.

 1. Has any person ever been treated for or had any known indication of disease of the heart or blood vessels, chest pain or high blood pressure, hypertension, stroke, paralysis, diabetes, tumor, cancer, convulsions, kidney disease, high cholesterol, gastro-intestinal disease, mental or
    psychiatric disorder, lung or respiratory disease, or blood disorder?               [_] Yes        [_] No

 2. Has any person had or ever been diagnosed or treated by a physician or other medical practitioner for Human Immunodeficiency Virus or Acquired Immune
    Deficiency Syndrome (AIDS)?                                                         [_] Yes        [_] No

 3. Has any person ever received counseling or treatment regarding the use of alcohol, drugs, illegal drugs, or used any illegal drug or controlled
    substance?                                                                          [_] Yes        [_] No

 4. Other than indicated above, within the past 5 years has any person

    a) been admitted to a hospital or other medical or rehabilitation facility?         [_] Yes        [_] No

    b) consulted or been treated by a physician, or had a medical exam or checkup?      [_] Yes        [_] No

 5. Has either parent of any person died as a result of coronary artery disease or
    cancer before the age of 60?                                                        [_] Yes        [_] No

 6. Has any sibling or any person suffered from coronary artery disease?                [_] Yes        [_] No

 7. Is any person currently taking any prescription drug?                               [_] Yes        [_] No

    If yes, which person? ___________________________________________________________________________________
    What drug? How frequently? ______________________________________________________________________________

 8. If any person has a personal physician, please enter name, address, and details below. Otherwise leave blank.

    ________________________________________________________________________________________________________
          FIRST NAME                           MI                    LAST NAME

    ________________________________________________________________________________________________________
          STREET ADDRESS                       CITY                  STATE           ZIP CODE

    Date last seen: ______________________________________       Reason(s) last seen:_______________________
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 Details to "yes" questions.
 Question No. ________________________________________________     Question No. ________________________________________________
 Name of person ______________________________________________     Name of person ______________________________________________
 Condition____________________________________________________     Condition____________________________________________________
 Date of onset ____________  Last occurrence _________________     Date of onset ____________  Last occurrence _________________
 Treatment/medication, if any ________________________________     Treatment/medication, if any ________________________________
 Names/addresses of physicians/hospitals providing treatment       Names/addresses of physicians/hospitals providing treatment
 _____________________________________________________________     _____________________________________________________________
 _____________________________________________________________     _____________________________________________________________
 _____________________________________________________________     _____________________________________________________________

---------------------------------------------------------------------------------------------------------------------------------
Question No. ________________________________________________      Question No. ________________________________________________
Name of person ______________________________________________      Name of person ______________________________________________
Condition____________________________________________________      Condition____________________________________________________
Date of onset ____________  Last occurrence _________________      Date of onset ____________  Last occurrence _________________
Treatment/medication, if any ________________________________      Treatment/medication, if any ________________________________
Names/addresses of physicians/hospitals providing treatment        Names/addresses of physicians/hospitals providing treatment
_____________________________________________________________      _____________________________________________________________
_____________________________________________________________      _____________________________________________________________
_____________________________________________________________      _____________________________________________________________

---------------------------------------------------------------------------------------------------------------------------------

      Please record any additional details on a separate piece of paper.

                                               Statements to the Company's Agent

--------------------------------------------------------------------------------
                           AGREEMENT AND SIGNATURES
--------------------------------------------------------------------------------

A. The statements and answers on pages 1 through 6 of Part A and Part B of the attached application are, to the best of my knowledge and belief, complete, true, and correctly recorded.All statements and answers are representations and not warranties, and with all Parts B of the attached application will form the basis for and be a part of any new policy or additional benefit provision issued on this application.

B. Coverage will take effect as provided in and subject to terms and conditions of Conditional Temporary Insurance Agreement Form 156-COMBTIA-99 bearing the same date and number of this Part A if: (1) an advance payment of at least the Minimum Temporary Insurance Premium is made with Part A which satisfies the requirements of such Conditional Temporary Insurance Agreement; and (2) the amount applied for in this and all other applications now pending in John Hancock Life Insurance Company does not exceed $1,000,000 life insurance.

C. If the applicant has a right to have the new policy issued as requested without completing any Part B, the new policy will take effect as of its Date of Issue, provided the initial payment has been received with this application.

D. In cases other than those described in B and C above, any new policy or benefit provision will take effect as of the Date of Issue of the policy, but: (1) only on delivery to and receipt by the Applicant of the policy and payment of the minimum initial premium thereon and (2) only if at the time of such delivery and payment each person proposed for insurance in Parts A and B of this application is living and has not consulted or been examined or treated by a physician or practitioner since the latest Part B pertaining to such person was completed.

E. No agent or medical examiner is authorized to make or discharge policies or waive or change any of the conditions or provisions of any application, policy, or receipt, or to accept risks or pass on insurability. Any such unauthorized action is not notice to or knowledge of the Company. A medical examiner is not an agent of the Company.

              Provisions F and G apply only to variable products

F. All benefits, payments, and values, including the Death Benefit and Account Value, under any policy issued which is based upon the investment experience of a separate investment account may increase or decrease in accordance with the investment experience of the separate investment account and are not guaranteed as to fixed dollar amount. The Account Value may even decrease to zero.

G. A prospectus for the policy applied for has been given to the Proposed Insured and/or to the Applicant.

    Provisions H, I, J, K, and L apply if the policy applied for is a term conversion or purchase option.

H. The new policy will be a new, separate contract. If the new policy is issued in exchange for the original insurance, all liability of the Company under the original insurance will cease when the new policy takes effect. Until the new policy is issued, coverage will still be in force under the original policy. Coverage under the new policy will take effect as indicated in Paragraph C above.

I. The application for the original insurance, unless such insurance is now incontestable, and the application for each additional benefit provision which is to be retained as specified on page 2 of this Application, unless such provision is now incontestable, will also form a basis for and be a part of the policy.

J. If the original policy or benefit provision is being exchanged and is subject to an assignment, the new policy will be subject to the same assignment unless discharged or, in the case of a policy loan assignment, unless the indebtedness has been repaid.

K. If the new policy is issued in exchange for the original policy, any nonforfeiture option election applicable to the original policy will be applicable to the new policy, if available, unless otherwise requested in writing.

L. Ownership and control of any policy issued on the attached application will determined by the terms of the new policy.

     All statements and answers in this application are representations and not warranties and to the best of my knowledge and belief, are true and complete. I certify under the penalty of perjury that the Owner's Taxpayer Identification Number on page one is correct and complete. I assent to this application.

--------------------------------------------------------------------------------

_____________________________________________________________________________     __________________________________________________
Signature of Proposed Insured, if other than Applicant and age 15 or over         Applicant's Signature

_____________________________________________________________________________     __________________________________________________
Signature of Proposed Insured's Spouse, if proposed for insurance                 Witness (Agent must witness where required by law)

_____________________________________________________________________________     __________________________________________________
Policyowner, Assignee or Irrevocable Beneficiary (Signature                       City or Town               State
required only for exchange of policy or benefit provisions)

                                                                                  on ________________________________, 20_________
                                                                                                   Date

--------------------------------------------------------------------------------

                Living Care Benefit (Accelerated Death Benefit)

              Note: this benefit is NOT a long term care benefit.

Instructions:  Please check the box below and sign your name if the Living Care
               Benefit (Accelerated Death Benefit) is desired and selected on Page 2 of this application.

[_]   Living Care Benefit (Accelerated Death Benefit)

Receipt of accelerated death benefits may be taxable, and may affect eligibility for public assistance programs such as medical assistance (Medicaid), Aid to Families with Dependant Children and Supplemental Security Income. Receipt of accelerated death benefits in periodic payments may be treated differently than receipt in a lump sum. A discount is associated with the acceleration of death benefits. Prior to applying for accelerated death benefits, you should seek assistance from a qualified tax advisor, and you should consult with the appropriate social services agency concerning how receipt will affect the eligibility of the recipient and/or the recipient's spouse or dependants.

No health care facility as defined in section 20 of the Public Health Law can require any person to accelerate payment of a death benefit as a condition of admission to such health care facility or for providing any care in such facility.

We are required by New York regulation to provide you with (i) a numerical computation of the amount of death benefit that you requested for acceleration, and the amount to be paid in cash; (ii) the amount of your death benefit if you chose not to accelerate it; and (iii) an illustration demonstrating the effect of the accelerated death benefit requested on the policy's face amount, specified amount, death benefit, premium payments, accumulation account, cash value, loan balance, and partial withdrawals as provided under the terms of the policy. We are prohibited from paying accelerated death benefits to you for 14 days from the date on which this information is transmitted in writing to you. We reserve the right to charge an administrative fee of up to $250.

Application for this benefit is voluntary and without coercion on the part of any third party.


_______________________________________     ____________________________________
Signature of Proposed Insured's Spouse,     Signature of Proposed Insured, if
if proposed for insurance                   age 15 or over, or Applicant if
                                            Proposed Insured is under age 15


_______________________________________     _______________________20___________
Name of Proposed Insured, if under 15               Date
(please print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            JOHN HANCOCK NETWORKING INSURANCE AGENCY AUTHORIZATION
--------------------------------------------------------------------------------
    Completion of this authorization is optional. It will have NO effect on the application if not completed.

     I/We hereby authorize the Company to release any records or other information in their possession regarding each of the undersigned, and any children of the undersigned if proposed for insurance, to the JH Networking Insurance Agency, Inc. which may use this information in its efforts to secure insurance coverage for substandard risks with other insurance companies, a list of which is available upon request.

     A copy of this authorization is as valid as the original. This authorization is valid for 24 months from the date of the proposed Insured's signature.

_______________________________________     ____________________________________
Signature of Proposed Insured's Spouse,     Signature of Proposed Insured, if
if proposed for insurance                   age 15 or over, or Applicant if
                                            Proposed Insured is under age 15


_______________________________________     _______________________20___________
Name of Proposed Insured, if under 15               Date
(please print)

--------------------------------------------------------------------------------

Form 156-Comb-99NY

                                    Page 7A

--------------------------------------------------------------------------------
                 TO BE COMPLETED IN EVERY CASE. DO NOT DETACH.
--------------------------------------------------------------------------------
                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       Authorization and Acknowledgment

     I/We hereby authorize any licensed physician, medical practitioner, hospital, clinic, or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution, or person that has any records or knowledge regarding each of the undersigned and any children of the undersigned if proposed for insurance to give to the Company or its affiliates and reinsurers any such information, including information concerning every condition for which each has been under observation or treatment, including if the information specified contains information related to treatment for drug and/or alcohol abuse or for psychiatric and/or mental conditions, the history obtained, physical and laboratory findings, diagnosis and treatment.

     I/We acknowledge receipt of the Federal Fair Credit Reporting Act notice which contains on the reverse side a notice concerning the Medical Information Bureau.

     A copy of this authorization is as valid as the original. This authorization is valid for 24 months from the date of the Proposed Insured's signature.


_______________________________________     ____________________________________
Signature of Proposed Insured's Spouse,     Signature of Proposed Insured, if
if proposed for insurance                   age 15 or over, or Applicant if
                                            Proposed Insured is under age 15


_______________________________________     _______________________20___________
Name of Proposed Insured, if under 15               Date
(please print)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                  AUTHORIZATION FOR AUTOMATIC DEDUCTION PLAN
--------------------------------------------------------------------------------

I authorize the Company to deduct the premiums for the policy applied for on this application from the bank account listed below. I understand that the deduction will take place on or about the day I have selected below.

Proposed Insured's Name __________________________  Policy Number_______________

Name of Bank ___________________________________________________________________

Routing/Transit number ______________________________ Account number ___________

Draft Initial Payment? (Yes/No)      Account type (CHECKING or SAVINGS)_________

Draft Date: ____________________ (the Draft Date may not be the 29th, 30th or
31st). If Draft Date is left blank, the default Draft Date will be the Issue
Date.

Name(s) of Depositor(s) ______________________________ _________________________

Signature(s) of Depositor(s) _________________________ _________________________

On Variable policies with an illustration showing an anticipated dump in premium, if you elect to draft the initial payment and the required dump in has not been applied, the required premium will be drafted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 REQUEST TO USE POLICY VALUES TO PAY PREMIUMS
                         WHOLE LIFE (TRADITIONAL ONLY)
--------------------------------------------------------------------------------

I elect to have my policy premiums paid by non-guaranteed policy values, if sufficient, beginning in the year selected below. This payment option is possible only if future dividend and/or cash values are large enough to pay the required premium which is due each year. Lower dividends, policy loans, or withdrawals taken from the policy could cause additional premiums to be required. The Company recommends that I review illustrations using various dividend projections to understand how actual dividend experience may affect the policy values and payment schedule.
--------------------------------------------------------------------------------
   ALTERNATE PREMIUM PAYMENT PLAN COMMENCEMENT
--------------------------------------------------------------------------------
I elect to have the Alternate Premium Payment Plan begin in policy year_______. This year is based upon an illustration at issue assuming (circle one) Current or Reduced dividend scale (Indicate reduction from current scale by______% interest).

At the beginning of the year indicated above, the Company will test my policy using the dividend scale in effect at the time. If the test shows that projected policy values are adequate to pay all future premiums based on that current dividend scale, my premiums will be eligible to be paid from policy values. If the test shows that projected policy values are not adequate to pay all future premiums, the test will continue to be repeated each year. Policy premiums will be eligible to be paid in the earliest year when values are shown to be sufficient to pay all future premiums.

The Company will notify me in writing when my policy becomes eligible for this payment option. At that time I may choose to allow the Alternate Premium Payment Plan to begin, or I may choose to continue to pay premiums in cash to further build my policy's values.
--------------------------------------------------------------------------------
   ALTERNATE PREMIUM PAYMENT PLAN MECHANICS
--------------------------------------------------------------------------------
When I elect the Alternate Premium Payment Plan, policy values will be applied in the following order to pay the premium amount due:

   1.   Dividends declared for payment on the policy anniversary;
   2.   Amounts accumulated, if any, of dividends on deposit;
   3.   Surrender value of any paid-up insurance.
--------------------------------------------------------------------------------
   CHANGES IN ALTERNATE PREMIUM PAYMENT PLAN STATUS
--------------------------------------------------------------------------------
   Any of the following may affect my future eligibility to begin or continue to pay my premiums from policy values:

 . Partial surrenders of paid-up additions or paid-up insurance;
 . Policy loans;
 . Actual dividends which are less than those projected (dividends are not guaranteed);
 . Changes in the dividend option;
 . Any requested change to the policy that affects the premium.

The Company strongly recommends that I review policy illustrations using various dividend assumptions to see the impact of lower than current dividend scales and the impact on the Alternate Premium Payment Plan.

If at any time, policy values are not sufficient to pay the amount of premium then required, no policy values will be applied to pay premiums, and billing for the required premium will resume. I will be notified if that occurs.
--------------------------------------------------------------------------------
   ACKNOWLEDGMENT
--------------------------------------------------------------------------------

   I/We understand that I/we have the opportunity to use non-guaranteed policy values to pay required premium payments. I/We understand that the year indicated above represents the year to begin testing for the Alternate Premium Payment Plan, and that this year is not guaranteed and dependent on policy values actually available at the time of the test and the dividend scale then applicable to my policy.


_____________________________________     ______________________________________
Signature of Proposed Insured, if         Applicant's Signature
other than Applicant and age 15
or over

______________________________________    ______________________________________
Signature of Proposed Insured's Spouse,   Witness (Agent must witness where
if proposed for insurance                 required by law)

______________________________________    ______________________________________
Policyowner, Assignee of Irrevocable      City or Town            State
Beneficiary (Signature required
only for exchange of policy or benefit
provisions)

                                          on ____________________, ____________
                                                     Date
--------------------------------------------------------------------------------

                    This page is intentionally left blank.

                         SALES CREDIT FOR APPLICATION

       [AGENCY NAME        ORD. CODE     CITY TAX   GA/MA INITIALS
 [_______________________] [__]__]__] [__]__]__]__]   [__]__]__]

   SALES/STAFF MGR. NAME       NUMBER 1            MARKETING REP. NAME     CONTRACT     MARKTG REP.#     MARKTG TERR.#       %
 [_______________________] [__]__]__]__]__]__] [__________________________] [__]__]  [__]__]__]__]__]__] [__]__]__]__]__] [__]__]__]

  SALES/STAFF MGR. NAME        NUMBER 2            MARKETING REP. NAME     CONTRACT     MARKTG REP.#     MARKTG TERR.#       %
 [_______________________] [__]__]__]__]__]__] [__________________________] [__]__]  [__]__]__]__]__]__] [__]__]__]__]__] [__]__]__]

  SALES/STAFF MGR. NAME        NUMBER 3            MARKETING REP. NAME     CONTRACT     MARKTG REP.#     MARKTG TERR.#       %]
 [_______________________] [__]__]__]__]__]__] [__________________________] [__]__]  [__]__]__]__]__]__] [__]__]__]__]__] [__]__]__]

--------------------------------------------------------------------------------
        SUPPLEMENTARY UNDERWRITING INFORMATION (REQUIRED FOR ALL CASES)
--------------------------------------------------------------------------------

1.  Please provide the Proposed Insured's addresses for the last two years.

    Time at Residence         Street Address                                        City/Town              State             ZIP

    ______yrs. ______mos.     See Part A, Page 1
                             -------------------------------------------------------------------------------------------------------
    ______yrs. ______mos.    _______________________________________________________________________________________________________

    ______yrs. ______mos.    _______________________________________________________________________________________________________

2.  Please provide the Proposed Insured's employment details for the last two years.

    Time Employed             Employer Name           Street Address                City/Town              Stat          ZIP

    ______yrs. ______mos.    _______________________________________________________________________________________________________

    ______yrs. ______mos.    _______________________________________________________________________________________________________

    ______yrs. ______mos.    _______________________________________________________________________________________________________

3.  How long have you known the Proposed Insured? ____________________

4.  Are you related to the Proposed Insured?    |_|   Yes (relationship) __________________________ [_]  No

5.  Has Proposed Insured been known by any      |_|   Yes (what names)   __________________________ [_]  No
    other names within the last ten years?

6. (For contractual changes) To the best of your knowledge, is the Proposed Insured in good health? [_] Yes [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                                                      AGENT

 Proposed Insured interviewed by me on ______/ ______/ ______.      Is the insurance applied for a replacement according current
 The Federal Fair Credit Reporting Act notice and any state         to the Company's current replacement rules? [_] Yes   [_] No
 required disclosures have been delivered as required.
                                                                    This application, including suitability information has been reviewed by me and I recommend the product proposed and the risk.

__________________________________________________________________  ________________________________________________________________
 Sales Manager/Staff Manager/Marketing Representative                General Agent/Agency Manager/Designated Compliance Specialist
------------------------------------------------------------------------------------------------------------------------------------

 ................................................................................

--------------------------------------------------------------------------------
  REQUEST FOR AUTOMATIC DEDUCTION PLAN: PLEASE SEND TO AUTOMATIC COLLECTIONS
--------------------------------------------------------------------------------

Please make sure that the Automatic Deduction Authorization on Page 8 is completed and signed.

Name of Insured ______________________________ Policy Number____________________

1. All cases: please check one of a or b

    [_] a. This is a new Automatic Deduction account. Please attach either 1) a blank voided check; 2) a copy of the Payor's check for the initial premium; or 3) a copy of a cancelled check.

            Note: Do not send voided check until policy is issued.

    [_] b. This is an addition to an existing Automatic Deduction account, Control Number: ________________

2. Required for FlexV, Medallion Variable Universal Life and all Universal Life cases
   Please place policy on Automatic Deduction effective ______/______.

3. If you have other comments, please check here [_] and use reverse side.

Agency Name ______________________________ ORD code ____________________________

Submitted by______________________________ Date_________________________________
--------------------------------------------------------------------------------

 NOTICE OF POTENTIAL INCOME TAX IMPLICATIONS FOR MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 (TAMRA) changed the income taxation of cash withdrawn from certain affected life insurance policies called Modified Endowment Contracts, or MECs. Due to the amount of premium you plan to pay into this policy, you will be affected by this law.

It is important for you to understand that all distributions made from your policy as applied for, including policy loans, withdrawals, partial surrenders and certain dividends, will be considered to be a distribution of any gain. This means that if your policy is in a gain position when the withdrawal is made (i.e., the value of your policy exceeds the amount you've paid into it), you will owe ordinary income tax on the amount you withdraw. In addition, a 10% penalty tax is imposed by the IRS on any taxable distribution made prior to age 59 1/2, except on disability or if taken in the form of an annuity.

The insurance proceeds payable to your beneficiary upon the death of the Proposed Insured will continue to be income tax free under current legislation.

This notice is designed to inform you of the income taxation of life insurance based upon our understanding of the information currently available. It is not intended to provide you with legal advice, which neither John Hancock nor its Representatives can give. Therefore, if you have questions as to the applicability of any provision of the law, you should seek the advice of your own tax and legal counsel.

If you wish to modify your Planned Premiums to avoid creating a Modified Endowment Contract, your Marketing Representative will assist you. Otherwise, please sign the Acknowledgment below.

  POLICYOWNER ACKNOWLEDGMENT AND SIGNATURE


I have read the above Notice of Potential Income Tax Implications. I understand that my premium payments will cause the proposed policy to become a Modified Endowment. I also understand the potential income tax effects of a distribution from a Modified Endowment.

  Policyowner Signature ____________________________ Date ______________



 ................................................................................

               REQUEST FOR AUTOMATIC DEDUCTION PLAN (CONTINUED)

  Special Automatic Deduction Requests:

                    DETACH THIS SECTION AND GIVE TO CLIENT

                      JOHN HANCOCK LIFE INSURANCE COMPANY


          Notice to Each Person Proposed for New or Changed Coverage

   As required by the Federal Fair Credit Reporting Act, we wish to advise that in connection with the insurance (or change in coverage) applied for, an investigative consumer report may be requested by the Company with respect to any person proposed for insurance or change in coverage. Such a report may contain information as to character, general reputation, personal characteristics and mode of living of such person, and is customarily obtained through personal interviews with neighbors, friends, or associates of the subject of the report. You have a right to make a written request for information as to the nature and scope of any such report under the Act by writing to us at:

                    John Hancock
                    Underwriting - Federal Fair Credit Control
                    P.O. Box 111 John Hancock Place
                    Boston, Massachusetts 02117

   For identification purposes, your request must include your full name, birthdate, address, and any applicable policy number. 156-MIB-99NY
 ................................................................................

             RECEIPT AND CONDITIONAL TEMPORARY INSURANCE AGREEMENT

 . This Receipt and Conditional Temporary Insurance Agreement is governed by
  Agreement B of the application bearing the same number as this receipt.

 . There is a total temporary insurance coverage limit of $250,000 on all applications pending on each person proposed for insurance with John Hancock Life Insurance Company, regardless of the number of applications, and the face amounts of the policies applied for.

--------------------------------------------------------------------------------
Proposed Insured ____________________________  Application Number _____________

Plan ________________________________________  Date ___________________________

Received from __________________________________ the sum of $ ______________
paid with application to the Company with the same date and number as this receipt. This receipt is issued on the condition that any check, draft, or other order for the payment of money is good and can be collected.

       Please make all premium checks payable to John Hancock Life, at
John Hancock Place, Boston, MA. Do not make check payable to the agent or leave the payee blank.
--------------------------------------------------------------------------------

Conditions of Temporary Insurance Coverage. 1) The amount received must be at least the Minimum Temporary Insurance Premium, 2) Parts A and B of the application and any required medical examinations and tests must be completed, and 3) The following questions are answered "NO."

a. In the past two years, has any person proposed for insurance consulted a physician, been diagnosed with, or had treatment for heart disease, stroke, or cancer? ______________

b. Has any person proposed for insurance been hospitalized within the past 6 months or been advised by a physician that he or she needs hospitalization for any reason (other than for normal pregnancy)? ____________

c. Within the past 5 years has any person received counseling or treatment regarding the use of alcohol, drugs, illegal drugs, or used any illegal drug or controlled substance? ______________

d. In the past 3 years has any person had a driving license suspended or revoked? ____________

Commencement of Temporary Insurance Coverage. If the above Conditions of Temporary Insurance Coverage are met, coverage in accordance with the terms and conditions of the policy applied for will take effect on the latest "Completion Date" of all persons proposed for insurance. Each person's "Completion Date" will be the date of completion of the latest of the Parts A and B of the application and any medical examinations and tests required by the Company's published initial underwriting requirements, according to the age and amount applied for.

Amount of Temporary Insurance Coverage. The amount of Coverage will be the lesser of: 1) the amount applied for on each person excluding the amount payable under Option I of the Paid Up Insurance Rider, if applied for, unless the amount received with the application is equal to or greater than (i) the Minimum Temporary Insurance Premium plus (ii) the Lump Sum Payment shown on Page 2 (Traditional/Term) in Box I; and 2) $250,000. However, the amount of coverage will never exceed $250,000 less the total of all amounts payable under all conditional temporary insurance agreements issued by John Hancock Life Insurance Company in connection with any insurance application pending on the Proposed Insured as of the date of this Receipt and Conditional Temporary Insurance Agreement. No benefit will be paid under this Agreement if the Proposed Insured's death results, directly or indirectly, or wholly or partially, from intentionally self-inflicted injury.

                            (continued on reverse)

156-COMBTIA-99

                    DETACH THIS SECTION AND GIVE TO CLIENT

   Information obtained about your insurability will be treated as confidential. The Company may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

   Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with procedures similar to those set forth in the Federal Fair Credit Reporting Act.

   The address of the Bureau's information
    office is:                                Medical Information Bureau
                                              Post Office Box 105, Essex Station
                                              Boston, Massachusetts 02112
                                              Telephone (617) 426-3660

   The Company may also release limited information in its file to other properly authorized life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.

   Information may be released to proper regulatory agencies on request and to insurance companies in connection with reinsurance.

   Underwriting actions are not reported to the Bureau, nor is the Company informed through the Bureau of the underwriting actions of other companies to whom you may have applied for life or health insurance.

 ................................................................................

   Receipt and Conditional Temporary Insurance Agreement (continued)

Termination of Temporary Insurance Coverage. The conditional temporary insurance coverage provided by this Agreement will end on the earliest of:

 1) The commencement of coverage under the policy issued on the basis of the application.

 2) The date the Applicant refuses to accept the policy as offered for delivery.

 3) The date the application is declined or deemed declined. (Policy is deemed declined if not approved within 60 days of the latest Completion Date.) Notice of any such declination will be furnished.

If termination occurs under 2) or 3) above, the amount paid will be returned on surrender of this Receipt. In no event will coverage be in effect under both this Conditional Temporary Insurance Agreement and any policy issued on the basis of the application, and any amendment thereto, with the same date and number as this Receipt and Conditional Temporary Insurance Agreement.

Commencement of Coverage Under the Policy. Coverage under any policy issued on the basis of the application will replace the coverage provided by this Agreement as of the policy Date of Issue but only if:

 1) The policy is delivered to and accepted by the Applicant while all persons proposed for insurance are living and within 60 days of the latest "Completion Date," and

 2) The balance of any premium required for the policy as delivered is paid while all persons proposed for insurance are living and within 60 days after the latest "Completion Date."

Minimum Temporary Insurance Premium. The Minimum Temporary Insurance Premium is one month's proportionate part of the premium according to the Company's published rates for the policy and premium interval applied for.

    (check one)  [_] John Hancock Life Insurance Company
                 [_] John Hancock Variable Life Insurance Company

Agreement and Signatures. All statements and answers on this Receipt and Conditional Temporary Insurance agreement are, to the best of my knowledge and belief, true and complete. They are representations and not warranties. I assent to the terms and conditions of this Receipt and Conditional Temporary Insurance Agreement.


_____________________________________   ________________________________________
  PROPOSED INSURED          DATE          MARKETING REPRESENTATIVE      DATE

--------------------------------------------------------------------------------
(To be used in event of refund of payment)

Received of the John Hancock Life Insurance Company, Boston,
Massachusetts, the sum of $ ______________________________.
The amount mentioned in the receipt on the reverse side hereof.


Date ______________________, 20 ___________
--------------------------------------------------------------------------------